SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                                  ____________
                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):  DECEMBER 31, 2003

                              EMERITUS CORPORATION
               (Exact name of registrant as specified in charter)

                      WASHINGTON     1-14012     91-1605464
    (State or other jurisdiction of incorporation)     (Commission File Number)
                        (IRS Employer Identification No.)

                              Raymond R. Brandstrom
        Vice President of Finance, Chief Financial Officer, and Secretary
                              Emeritus Corporation
                         3131 Elliott Avenue, Suite 500
                            Seattle, Washington 98121
               (Address of principal executive offices) (Zip Code)

                                 (206) 298-2909
              (Registrant's telephone number, including area code)


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ITEM  2.      ACQUISITION  OR  DISPOSITION  OF  ASSETS

HORIZON  BAY  TRANSACTIONS

As previously announced, on September 30, 2003, we entered into an agreement to lease eight communities that we formerly managed. As of December 31, 2003, we assumed the leases on seven of the leased facilities and are in the final negotiations of leasing the eighth facility. The terms of the seven leases are effective as of December 31, 2003.

Background

In April 2002, we entered into agreements to acquire the ownership interest of one community and the leasehold interest of seven communities for the assumption of the mortgage debt relating to the owned community and the lease obligations relating to the leased communities. The eight communities, comprising 617 units in Louisiana and Texas, had been previously operated by Horizon Bay Management L.L.C. ("Horizon Bay"). In May 2002, we assigned our rights under these agreements to entities wholly owned by Mr. Baty (the "Baty entities") and entered into five-year management agreements expiring April 30, 2007, with the Baty entities, providing for a management fee of 5% of gross revenue. As a part of these agreements, we had the right to reacquire the one community and seven leased communities at any time prior to April 30, 2007, by assuming the mortgage debt and lease obligations and paying the Baty entities the amount of any cash investment in the communities, plus 9% per annum. In the original agreements of acquisition with the Baty entities, Horizon Bay agreed to fund operating losses of the communities to the extent of approximately $2.5 million in the first twelve months and $870,000 in the second twelve months following the closing. Under the management agreements with the Baty entities, we had agreed to fund any operating losses in excess of these limits over the five-year management term. In late 2002, the Baty entities and Horizon Bay altered their agreement relating to operating losses whereby (i) Horizon Bay paid the Baty entities $2 million and (ii) the Baty entities waived any further funding by Horizon Bay of operating losses of the communities. This alteration did not change our funding commitment. During 2002, we received management fees of $661,000, including $120,000 of mobilization fees from management agreements with the Baty entities. For 2003, we received management fees of $787,000 from the same agreements.

2003  Transactions

We  have  assumed  the existing leases relating to the seven leased communities.
In lieu of acquiring the remaining community that is currently subject to mortgage financing, we entered into an agreement to lease the community from the applicable Baty entity for a term of 10 years, with rent equal to the debt service on the mortgage indebtedness (including interest and principal) plus 25% of cash flow. Annual rent relating to the eight communities is estimated at $4.6 million, plus annual rent escalators based upon changes in the consumer price level index. We paid the Baty entities approximately $70,000, which represented their cash investment plus 9% per annum, as provided in the original management agreements between the Baty entities and Emeritus. Under the new agreement with the Baty entities, the Baty entities' obligations to fund operating losses do not continue.



ITEM  7.      FINANCIAL  STATEMENTS  AND  EXHIBITS

(a)     Financial  Statements  of  business  acquired
The required financial statements for the acquired business are not included in this Report at this time. The Registrant will file such financial statements by amendment within sixty days after the date on which this Report is required to be filed.

(b)     Pro  forma  financial  information
The required pro forma financial information is not included in this Report at this time. The Registrant will file such pro forma financial information by amendment within sixty days after the date on which this Report is required to be filed.

(c)     Exhibits:


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                                                                                                                       Footnote
 Number                                                   Description                                                   Number
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

10.68. .  Kingsley Place at Alexandria, Louisiana; Kingsley Place at Lake Charles,  Louisiana; Kingsley Place at Lafayette,
          Louisiana; Kingsley Place of Shreveport, Louisiana; Kingsley Place of Henderson, Texas; Kingsley Place at Oakwell
          Farms, Texas; Kingsley Place at the Medical Center, Texas; Kingsley Place at Stonebridge, Texas.
          The following agreements are representative of those executed in connection with these properties:

10.68.19  Assignment and assumption of leases by and among HB-ESCII, LLC ("Assignor"), Emeritus Corporation,
          ("Assignee"), and Daniel R. Baty, ("Guarantor"), dated December 31, 2003.                                          (1)

10.68.20  Assignment and assumption of lease agreement (KP Stonebridge) by and among HB-ESC V, L.P., ("Lessor"),
          ESC IV, L.P., doing business in Texas as Texas-ESC IV, L.P. ("Assignee"), EMERITUS CORPORATION, ("Emeritus"),
          DANIEL R. BATY, ("Existing Guarantor"), and HR ACQUISITION OF SAN ANTONIO, LTD.,
          formerly known as Capstone Capital of San Antonio, Ltd., d/b/a Cahaba of San Antonio, Ltd. ("Lessor"),
          dated December 31, 2003.                                                                                           (1)

10.68.21  Assignment and assumption of lease agreement (KP Henderson) by and among HB-ESC V, L.P., ("Lessor"),
          ESC IV, L.P., doing business in Texas as Texas-ESC IV, L.P. ("Assignee"), EMERITUS CORPORATION, ("Emeritus"),
          DANIEL R. BATY, ("Existing Guarantor"), and HR ACQUISITION OF SAN ANTONIO, LTD.,
          formerly known as Capstone Capital of San Antonio, Ltd., d/b/a Cahaba of San Antonio, Ltd. ("Lessor"),
          dated December 31, 2003.                                                                                           (1)

10.68.22  Assignment and assumption of lease agreement (KP Medical) by and among HB-ESC V, L.P., ("Lessor"),
          ESC IV, L.P., doing business in Texas as Texas-ESC IV, L.P. ("Assignee"), EMERITUS CORPORATION, ("Emeritus"),
          DANIEL R. BATY, ("Existing Guarantor"), and HR ACQUISITION OF SAN ANTONIO, LTD.,
          formerly known as Capstone Capital of San Antonio, Ltd., d/b/a Cahaba of San Antonio, Ltd. ("Lessor"),
          dated December 31, 2003.                                                                                           (1)

10.68.23  Assignment and assumption of lease agreement (KP Oakwell) by and among HB-ESC V, L.P., ("Lessor"),
          ESC IV, L.P., doing business in Texas as Texas-ESC IV, L.P. ("Assignee"), EMERITUS CORPORATION, ("Emeritus"),
          DANIEL R. BATY, ("Existing Guarantor"), and HR ACQUISITION OF SAN ANTONIO, LTD.,
          formerly known as Capstone Capital of San Antonio, Ltd., d/b/a Cahaba of San Antonio, Ltd. ("Lessor"),
          dated December 31, 2003.                                                                                           (1)

99.1 . .  Press Releases

99.1.1 .  Press Release dated January 12, 2004, Emeritus Announces Lease of Seven Facilities.                                (1)

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(1)     Filed  herewith


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                                    SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
EMERITUS  CORPORATION

By:     /s/  Raymond  R.  Brandstrom
        ----------------------------
     Raymond  R.  Brandstrom
     Vice  President  of  Finance,
     Chief  Financial  Officer,  and  Secretary


Dated:  January  14,  2004